UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2006
GENENTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9813 (Commission File Number)	94-2347624 (I.R.S. Employer Identification No.)
1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (650) 225-1000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     On February 7, 2006, the Board of Directors of Genentech, Inc. (the “Company”) approved amendments to the Company’s bylaws which (i) reduce the number of employees who are principal officers, (ii) limit the Board’s responsibility to approving the remuneration of only principal officers and (iii) permit delegation to the principal officers the responsibilities for determining, appointing and removing subordinate officers, agents or employees.
     Set forth below is the text of the revised bylaw sections:
     “SECTION 4.01. Principal Officers. The principal officers of the Corporation shall be a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, one or more Executive Vice Presidents and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers, (defined in the same manner as “officer” in Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended), holding any title, including one or more Controllers, as the Board may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of President and Secretary.
     SECTION 4.02. Election, Term of Office and Remuneration. The principal officers of the Corporation shall be elected annually by the Board of Directors at the annual meeting thereof. Each such officer shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal. The remuneration of each principal officer of the Corporation shall be fixed by the Board of Directors. Any vacancy in any office held by a principal officer shall be filled in such manner as the Board of Directors shall determine.
     SECTION 4.03. Subordinate Officers. In addition to the principal officers enumerated in Section 4.01 herein, the Corporation may have a Treasurer, one or more Senior Vice Presidents, Vice Presidents, Assistant Treasurers, Assistant Secretaries and Assistant Controllers and such other subordinate officers, agents and employees, holding any title, as the Board of Directors may determine, each of whom shall hold office for such period as the Board of Directors may from time to time determine. The Board of Directors may delegate to any one or more principal officers the power to determine, appoint and to remove any such subordinate officers, agents or employees.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2006	By:	/s/ Stephen G. Juelsgaard
Stephen G. Juelsgaard
Executive Vice President, General Counsel and Secretary